                                                                   Exhibit 10.18
                                                                   -------------

                  FOURTH AMENDMENT TO INTERCREDITOR AGREEMENT
                  -------------------------------------------


          FOURTH AMENDMENT TO INTERCREDITOR AGREEMENT, dated as of June 29, 2001 (the "Amendment"), by and among BURGER KING CORPORATION, a Florida corporation ("BKC"), NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Franchisee"), Lawrence Jaro ("Jaro"), AMERIKING, INC., a Delaware corporation ("AmeriKing"), NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC., a Delaware corporation ("Holdings", and, collectively with AmeriKing and Jaro, the "Guarantors"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.) a national banking association as agent for the Banks (as hereinafter defined) (the "Lender").

          WHEREAS, the Franchisee, AmeriKing, the Lender and certain other lending institutions (the "Banks") entered into a Third Amended and Restated Revolving Credit Agreement dated as of June 17, 1997 (as amended and in effect from time to time, the "Original Credit Agreement") pursuant to which the Banks financed, among other things, the acquisition by the Franchisee of certain additional Burger King restaurants; and

          WHEREAS, BKC, the Franchisee, the Guarantors (excluding Holdings), the Lender and MCIT PLC (formerly MEZZANINE CAPITAL AND INCOME TRUST 2001 PLC) ("MCIT") entered into an Intercreditor Agreement dated as of September 1, 1994 (as amended by the First Amendment to Intercreditor Agreement dated as of November 30, 1994 and the Second Amendment to Intercreditor Agreement dated as of June 17, 1997 and as further amended and in effect from time to time, the "Agreement"); and

          WHEREAS, the Franchisee, AmeriKing, the Lender and the Banks subsequently agreed to amend and restate the Original Credit Agreement pursuant to the Fourth Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and in effect from time to time the "Revolver Agreement") and to provide certain additional financing in connection with the acquisition of Burger King Restaurants pursuant to the Acquisition Revolving Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the "Acquisition Revolver Agreement", and collectively with the Revolver Agreement, the "Existing Credit Agreements"); and

          WHEREAS, Holdings is a newly incorporated wholly owned subsidiary of AmeriKing; and

          WHEREAS, Holdings has exchanged two tranches of notes aggregating $100,000,000 issued by Holdings and warrants to purchase up to 19.99% of Holdings' capital stock for up to all of the $100,000,000 aggregate principal amount of AmeriKing senior notes outstanding (the "Exchange Offer"); and

          WHEREAS, in connection with and immediately preceding the Exchange Offer, AmeriKing transferred all of its ownership of the Franchisee to Holdings in exchange for all of the capital stock of Holdings; and

          WHEREAS, the Franchisee, Holdings, AmeriKing, the Lender and the Banks have agreed to amend and restate the Existing Credit Agreements pursuant to a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and effect from time to time the "Credit Agreement"); and

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that BKC, the Franchisee, the Guarantors and the Lender enter into this Amendment amending the terms of the Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.  References to Loan Documents.  The parties hereto acknowledge and
              ----------------------------
agree that each reference to "Loan Documents" in the Agreement shall be deemed to include each of the "Loan Documents" as defined in the Credit Agreement.

          2.  Amendment to Schedule C.  Schedule C of the Agreement is hereby
              -----------------------   -------- -
amended by deleting Schedule C in its entirety and substituting in place thereof
                    -------- -
the Schedule C attached hereto.
    -------- -

          3.  Representations and Warranties.  Each of the Franchisee, the
              -------------------------------
Guarantors and the Lender represents and warrants to the other parties and BKC that all the representations and warranties by such person set forth in the Agreement are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

          4.  Definitions.  Each capitalized term used herein without specific
              -----------
definition shall have the same meaning herein as in the Agreement.

          5.  No Waiver.  Nothing contained herein shall constitute a waiver of,
              ---------
impair or otherwise affect any obligation or any of the rights of BKC, the Franchisee, the Guarantors or the Lender.

          6.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

          8.  Effectiveness of Amendment.  This Amendment shall become effective
              --------------------------
as of the date hereof upon receipt by BKC of counterparts of this Amendment duly executed by each of BKC, the Franchisee, the Guarantors and the Lender.

          9.  Party to the Agreement.  Holdings, by its respective signature set
              ----------------------
forth below, acknowledges that such entity wishes to become a party to the Agreement and hereby joins the Agreement and becomes a party thereto for all purposes thereof. Holdings further covenants and agrees that by its execution hereof, it shall be bound by and shall comply with all terms and conditions of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Intercreditor Agreement to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                               BURGER KING CORPORATION


                               By: /s/ Lisa Giles-Klein
                                  -----------------------------------
                               Title: Director
                                     --------------------------------


                               NATIONAL RESTAURANT ENTERPRISES, INC.


                               By:  /s/ Lawrence E. Jaro
                                  -----------------------------------
                               Title:  Chief Executive Officer
                                     --------------------------------

                               AMERIKING, INC.


                               By:  /s/ Lawrence E. Jaro
                                  -----------------------------------
                               Title:  Chief Executive Officer
                                     --------------------------------

                               NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC.


                               By:  /s/ Lawrence E. Jaro
                                  -----------------------------------
                               Title:  Chief Executive Officer
                                     --------------------------------

                               /s/ Lawrence E. Jaro
                               --------------------------------------
                               Lawrence Jaro


                               FLEET NATIONAL BANK, (f/k/a
                                BankBoston, N.A.), as Agent


                               By:  /s/ James J. O'Brian
                                  -----------------------------------
                               Title:  Authorized Officer
                                     --------------------------------

                     SCHEDULE C TO INTERCREDITOR AGREEMENT
                     -------------------------------------

                           Burger King(R) Restaurants



 106                  18459  S. Halsted Street                     Cook                            60425
                             Glenwood, IL
 128                   4848  W. 87th St                            Cook                            60459
                             Burbank, IL
 147                    590  Roosevelt Rd.                         DuPage                          60137
                             Glen Ellyn, IL
 161                  15405  Dixie Highway                         Cook                            60426
                             Harvey, IL
 189                    108  N. Larkin                             Will                            60433
                             Joliet, IL
 207                   2700  S. Kedzie                             Cook                            60623
                             Chicago, IL
 209                    176  E. Butterfield Rd.                    DuPage                          60126
                             Elmhurst, IL
 213                   6701  W. Roosevelt Rd                       Cook                            60402
                             Berwyn, IL
 240                    803  River Oaks Drive                      Cook                            60409
                             Calumet City, IL
 244                   3728  S. Archer Ave.                        Cook                            60632
                             Chicago, IL
 305                  10170  W Grand Ave.                          Cook                            60131
                             Franklin Park, IL
 381                  10341  S. Cicero Ave                         Cook                            60453
                             Oak Lawn, IL
 426                  10620  W. Greenfield Ave.                    Milwaukee                       53214
                             West Allis, WI
 522                    860  Elmhurst Rd                           Cook                            60016
                             Des Plaines. IL
 568                    346  North Seymour                         Lake                            60060
                             Mundelein, IL
 577                   3780  College St.                           Jefferson                       77703
                             Beaumont, TX
 612                   6452  Glenway Avenue                        Hamilton                        45211
                             Cincinnati, OH
 638                   6114  Montgomery Road                       Hamilton                        45213
                             Cincinnati, OH
 658                   4782  Raeford Road                          Cumberland                      28304
                             Fayetteville, NC
 838                    800  15th St.                              Denver                          80202
                             Denver, CO
1003                  10721  Jefferson Avenue                      N/A                             23607
                             Newport News, VA
1083                   1540  E Northwest Hwy.                      Cook                            60067
                             Palatine, IL
1099                  1S722  Summit Ave.                           DuPage                          60181
                             Oak Brook Terrace, IL

1103                   7140  W. 159th St.                          Cook                            60462
                             Orland Park, IL
1116                    415  W Schmale Rd                          DuPage                          60187
                             Carol Stream, IL
1143                   7205  Archer Ave.                           Cook                            60501
                             Summit, IL
1170                   6930  S. Route 83                           Summit                          60514
                             Willowbrook, IL
1202                   4330  N Harlem                              Cook                            60634
                             Norridge, IL
1216                   3219  Chicago Rd.                           Cook                            60411
                             S. Chicago Heights, IL
1217                  18156  S. Torrence                           Cook                            60438
                             Lansing, IL
1232                   1323  Irving Park Rd.                       Cook                            60613
                             Chicago, IL
1249                  12701  Ashland                               Cook                            60643
                             Calumet Park, IL
1254                    200  W. 162nd Street                       Cook                            60473
                             South Holland, IL
1272                   3220  W. Columbus Ave.                      Cook                            60652
                             Chicago, IL
1311                   1195  E. Pershing                           Macon                           62526
                             Decatur, IL
1355                   1048  Sibley Road                           Cook                            60419
                             Dolton, IL
1397                  14300  S. Cicero                             Cook                            60445
                             Midlothian, IL
1436                   2418  E. Higgins Road                       Cook                            60007
                             Elk Grove Village, IL
1455                   1401  W. Fullerton                          Cook                            60614
                             Chicago, IL
1470                    400  E. Cass St.                           Will                            60433
                             Joliet, IL
1512                   2344  W. Chicago Ave.                       Cook                            60622
                             Chicago, IL
1645                    417  N Bolingbrook Drive                   Will                            60440
                             Bolingbrook, IL
1763                    925  Ogden Ave.                            DuPage                          60540
                             Napeville, IL
1786                    200  W. Monroe                             Cook                            60606
                             Chicago, IL
1811                   9850  Milwaukee Avenue                      Cook                            60016
                             DesPlaines, IL
1825                    340  N Independence Dr                     Will                            60446
                             Romeoville, IL
1848                   2121  Bloomingdale Rd.                      DuPage                          60139
                             Glendale Heights, IL
1851                   7958  U.S. 42                               Boone                           41042
                             Florence, KY
1866                    113  Roosevelt Rd                          Cook                            60153
                             Maywood, IL
1986                   1322  Erie Avenue                           Sheboygan                       53081
                             Sheboygan, WI

                                      -3-

2091                   3560  River Road                            Cook                            60131
                             Franklin Park, IL
2130                     20  Surrey Brook                          Cook                            60411
                             Sauk Village, IL
2164                   1016  West Washington Street                Marquette                       49855
                             Marquette, MI
2272                    801  Park Street                           Gaston                          28012
                             Belmont, NC
2299                   1175  Hwy. 70 South West                    Catawba                         28601
                             Hickory, NC
2345                    620  N. Main Street                        Oshkosh                         54901
                             Oshkosh, WI
2394                    512  Ohio Pike                             Cleremont                       45255
                             Cincinnati, OH
2461                   2360  W Higgins Rd                          Cook                            60195
                             Hoffman Estates,IL
2466                   1540  Butterfield Rd                        DuPage                          60515
                             Downers Grove, IL
2647                    102  Blowing Rock Blvd.                    Caldwell                        28645
                             Lenoir, NC
2654                   2449  Lawrence                              Cook                            60625
                             Chicago, IL
2672                    340  S. Neltnor                            DuPage                          60185
                             West Chicago, IL
2717                   1901  Algonquin Road                        Cook                            60008
                             Rolling Meadows,IL
2735                    940  8th Street South                      Wood                            54494
                             Wisconsin Rapids, WI
2746                    790  W. Johnson Street                     Fond du Lac                     54935
                             Fond du Lac, WI
2758                   1545  Richmond Road                         James City                      23185
                             Williamsburg, VA
2760                   4423  Fox Valley Center Dr.                 DuPage                          60507
                             Aurora, IL
2771                   1010  W. Colfax                             Denver                          80204
                             Denver, CO
2776                    620  W. North Avenue                       DuPage                          60126
                             Elmhurst, IL
2777                   1618  Academy Avenue                        Portage                         54481
                             Stevens Point, WI
2790                   3456  Douglas Ave                           Racine                          53402
                             Racine, WI
2806                    824  E. Innes Street                       Rowan                           28144
                             Salisbury, NC
2813                   1010  Marquette Ave.                        Milwaukee                       53172
                             South Milwaukee, WI
2860                   1672  Owen Drive                            Cumberland                      28304
                             Fayetteville, NC
3011                   2001  Busse Hgwy                            Cook                            60007
                             Elk Grove Village,IL
3043                    111  W. Irving Park Road.                  Cook                            60106
                             Bensenville, IL
3051                    605  N. Main St.                           Orange                          77662
                             Vidor, TX

3080                   7202  W. 119th Street                       Cook                            60463
                             Palos Heights, IL
3173                   1004  E. Cumberland St.                     Harnett                         28334
                             Dunn, NC
3211                   1480  Weldon Road                           Halifax                         27870
                             Roanoke Rapids, NC
3261                   2725  Heritage Drive                        Waukesha                        53018
                             Delafield, WI
3267                    201  S. Bragg Boulevard                    Cumberland                      28390
                             Spring Lake, NC
3278                   1490  Concord Parkway N.                    Cabarrus                        28025
                             Concord,NC
3309                     84  Stratford Dr.                         DuPage                          60108
                             Bloomingdale, IL
3322                US Hwy.  41 West                               Marquette                       49849
                             Ishpeming, MI
3330                    337  Terry Lane                            Kenton                          41017
                             Cresent Springs, KY
3373                  10110  West Silver Spring Drive              Milwaukee                       53225
                             Milwaukee, WI
3387                    501  16th St.                              Orange                          77630
                             Orange, TX
3447                   1375  Bessemer City Road                    Gaston                          28052
                             Gastonia, TX
3469                    811  Sheldon Avenue                        Houghton                        49931
                             Houghton, MI
3507                    225  N. Michigan Ave.                      Cook                            60601
                             Chicago, IL
3558                   2299  Waycross Road                         Hamilton                        45240
                             Forest Park, OH
3578                   2626  S. 108th St.                          Milwaukee                       53227
                             West Allis, WI
3626                   4555  West Forest Home Ave.                 Milwaukee                       53219
                             Greenfield, WI
3659                   3610  FM 365                                Jefferson                       77627
                             Nederland, TX
3752                   1975  Hwy. 70 South East                    Catawba                         28601
                             Hickory, NC
3758                   3100  Dixie Highway                         Kenton                          41018
                             Erlanger, KY
3785                    575  Carpenter Avenue                      Dickinson                       49802
                             Kingsford, MI
3792                   4980  South 76th Street                     Milwaukee                       53220
                             Greenfield, WI
3841                   8398  Reading Road                          Hamilton                        45237
                             Cincinnati, OH
3853                    200  West Mercury Blvd.                    N/A                             23669
                             Hampton, VA
3931                   1555  Galbraith Road                        Hamilton                        45239
                             Cincinnati, OH
3943                    408  North Lincoln Road                    Delta                           49829
                             Escanaba, MI
4017                   3808  E. Independence Blvd.                 Macklenburg                     28205
                             Charlotte, NC

4019                    345  E. Garrison Blvd.                     Gaston                          28054
                             Gastonia, NC
4078                   5775  Yadkin Road                           Cumberland                      28303
                             Fayetteville, NC
4104                   7620  120 Ave., Box 8 (Hwy 50)              Kenosha                         53142
                             Kenosha, WI
4111                   3800  South Moorland                        Waukesha                        53151
                             New Berlin, WI
4134                   2225  North Tenth Street                    Menominee                       49858
                             Menominee, MI
4136                   5520  W. 159th St.                          Cook                            60452
                             Oak Forest, IL
4137                   1550  W. North Ave                          Cook                            60160
                             Melrose Park, IL
4205                  14601  LaGrange Road                         Cook                            60462
                             Orland Park, IL
4288                   1560  Fairgrove Church Rd.                  Catawba                         28613
                             Conover, NC
4293                   5100  W. Cermak                             Cook                            60650
                             Cicero, IL
4315                    800  S. Washburn Street                    Oshkosh                         54904
                             Oshkosh, WI
4390                   1620  South Military Hwy.                   Norfolk                         23320
                             Chesapeake, VA
4401                   2501  Stewart Avenue                        Marathon                        54401
                             Wausau, WI
4443                   1550  IH-10 East                            Jefferson                       77701
                             Beaumont, TX
4467                    610  Northland Road                        Hamilton                        45240
                             Forest Park, OH
4522                    700  W. Jake Alexander Blvd.               Rowan                           28144
                             Salisbury, NC
4555                   2120  North Avenue                          Sheboygan                       53083
                             Sheboygan, WI
4556                    812  Eastgate S. Drive                     Cleremont                       45245
                             Cincinnati, OH
4584                   2505  W. Jefferson St.                      Will                            60435
                             Joliet, IL
4594                   4420  W211 Lincoln Hwy.                     Cook                            60443
                             Matteson, IL
4618                    333  Lincoln Road                          Oneida                          54501
                             Rhinelander, WI
4678                   5400  Durand Avenue                         Racine                          53406
                             Racine, WI
4722                   2209  Gillespie St.                         Cumberland                      28306
                             Fayetteville, NC
4730                    112  S. State St.                          Cook                            60603
                             Chicago, IL
4767                   2820  Bragg Boulevard                       Cumberland                      28303
                             Fayetteville, NC
4785                  17980  W. Bluemound Road                     Waukesha                        53045
                             Brookfield, WI
4792              N79W14701  Appleton Avenue                       Waukesha                        53051
                             Menomonee Falls, WI

4798                 114  Liledoun Road             Alexander             28681
                          Taylorsville, NC
4812                6003  Bus. Highway 51           Marathon              54476
                          Weston, WI
4902                4688  Princess Anne Road        Kempsville Borough    23462
                          Virginia Beach, VA
4973                 221  Fox Hill Road             N/A                   23669
                          Hampton, VA
4979                  92  Wadsworth                 Jefferson             80226
                          Lakewood, CO
4993                 344  Eastern Boulevard                               28301
                          Fayetteville, NC
5042                9532  Roberts Rd.               Cook                  60457
                          Hickory Hills, IL
5094                3301  Twin City                 Jefferson             77642
                          Fort Arthur, TX
5122               15901  S. Kedzie                 Cook                  60426
                          Markham, IL
5132          N96W 17655  County Line Road          Washington            53022
                          Germantown, WI
5157                 194  Joe Orr Road              Cook                  60411
                          Chicago Heights, IL
5194                1616  Larkin Ave.               Will                  60435
                          Crest Hill, IL
5214                5120  Delhi Pike                Hamilton              45238
                          Delhi, OH
5278                1015  N. Central Avenue         Wood                  54449
                          Marshfield, WI
5308                 520  South West Blvd.          Catawba               28658
                          Newton, NC
5311                 713  N. Battlefield Blvd.      James City            23320
                          Chesapeake, VA
5314                6546  Richmond Road             James City            23185
                          Williamsburg, VA
5330                  28  E. Jackson                Cook                  60604
                          Chicago, IL
5338                3914  Highway 119               Weld                  80501
                          Longmont, CO
5363               2S551  Route 59                  DuPage                60555
                          Warrenville, IL
5364                1099  E. Eldorado               Macon County          62521
                          Decatur, IL
5379                 600  Broadway                  Denver                80203
                          Denver, CO
5392                 847  Madison Road              Davie                 27028
                          Mocksville, NC
5393                1861  Seymour                   Hamilton              45237
                          Cincinnati, OH
5423                2208  Cunningham Drive          N/A                   23666
                          Hampton, VA
5429                1901  Skibo Road                Cumberland            28304
                          Fayetteville, NC
5435                 316  Philadelphia Street       Kenton                41011
                          Covington, KY

5495                6448  S. Kedzie                 Cook                  60629
                          Chicago, IL
5512                2117  Cedar Creek Road          Cumberland            28301
                          Fayetteville, NC
5597               11124  W. 31st Street            Cook                  60153
                          Westchester, IL
5614                 325  E. Woodlawn Road          Mecklenburg           28217
                          Charlotte, NC
5662                3478  Miller Bridge Rd.         Burke                 28612
                          Connelly Springs, NC
5714                 300  6th Street                Marathon              54403
                          Wausau, WI
5735                2110  W. Galena Blvd.           Kane                  60505
                          Aurora, IL
5751                2497  W. Golf Rd.               Cook                  60194
                          Hoffman Estates, IL
5803                 260  Concord Parkway S.        Cabarrus              28027
                          Concord, NC
5818               10550  Avenue B                  Cook                  60617
                          Chicago, IL
5875                1935  N. Mannheim Rd.           Cook                  60161
                          Melrose Park, IL
5983               16791  Torrence Avenue           Cook                  60438
                          Lansing, IL
5984                2147  S. Oak Park Ave           Cook                  60402
                          Berwyn, IL
5986                2501  W. Cermak Rd              Cook                  60608
                          Chicago, IL
6001                1901  South Military Hwy        Norfolk               23320
                          Chesapeake, VA
6083                3725  Warsaw Avenue             Cincinnati            45205
                          Cincinnati, OH
6091                1841  South 14th Street         Milwaukee             53204
                          Milwaukee, WI
6113                 120  Simmons Ave.              Waukesha              53072
                          Pewaukee, WI
6142                 730  S. Battlefield Blvd       Gloucester            23320
                          Chesapeake, VA
6154               10894  New Haven Avenue          Hamilton              45030
                          Harrison, OH
6160                2651  Vet. Pky. White Oaks W.   Sangamon              62704
                          Springfield, IL
6250                 800  North Cannon Blvd.        Rowan                 28083
                          Kannapolis, NC
6251                 475  N. Generals Blvd.         Lincoln               28092
                          Lincolnton, NC
6358                6400  W. Irving Park Rd.        Cook                  60634
                          Chicago, IL
6374                2020  Naperville Rd.            DuPage                60187
                          Wheaton, IL
6378          PO Box 108  20214 Hwy. 73 & I-77      Mecklenburg           28031
                          Cornelius, NC
6408                2191  W. Roosevelt Rd.          DuPage                60187
                          Wheaton, IL

6432                 840  Army Trail Road           DuPage                60187
                          Carol Stream, IL
6450            Box 1089  York River Crossing       Gloucester            23072
                          Hayes, VA
6458                5269  John Taylor Hwy.          James City            23185
                          Williamsburg, VA
6489                  14  Carothers Road            Campbell              41071
                          Newport, KY
6600                 100  Market Drive              York                  23847
                          Emporia, VA
6651                1250  W. Rawson Ave.            Milwaukee             53154
                          Oak Creek, WI
6656                 170  Countryside Plaza         Cook                  60525
                          Countryside, IL
6687                2300  W. Cumberland St.         Harnett               28334
                          Dunn, NC
6710                3012  Hope Mills Road           Cumberland            28348
                          Hope Mills, NC
6842                1503  Woodlawn Road             Logan                 62656
                          Lincoln, IL
6900                 315  US 401 By-Pass South      Hoke                  28376
                          Raeford, NC
7045                 600  S. Newport Rd.            Livingston            61764
                          Pontiac, IL
7048                1905  Pocahontas Trail          King George           23185
                          Williamsburg, VA
7112                2701  N. Western Ave.           Cook                  60647
                          Chicago, IL
7150                 916  W. Broad Street           Robeson               28384
                          St Pauls, NC
7216                1605  US Highway 70 East        Durham                27703
                          Durham, NC
7234                1601  Main Street               Harnett               27546
                          Lillington, NC
7268               13770  S. Avenue O               Cook                  60633
                          Chicago, IL
7286                2030  Statesville Blvd.         Rowan                 28144
                          Salisbury, NC
7287                 717  York Road                 Cleveland             28086
                          King's Mountain, NC
7288                2834  W. Irving Park Rd         Cook                  60618
                          Chicago, IL
7300               10170  Colerain Avenue           Hamilton              45251
                          Cincinnati, OH
7313                 901  Roanoke Avenue            Halifax               27870
                          Roanoke Rapids, NC
7321                1303  East Williams Street      Wake                  27502
                          Apex, NC
7370                4241  Prospect Drive            Macon                 62526
                          Decatur, IL
7379                 364  S. Churton Street         Orange                27278
                          Hillsborough, NC
7403               D 312  Woodfield Mall            Cook                  60173
                          Schaumburg, IL

7407                7120  E. 49th Ave.              Adams                 80022
                          Commerce City, CO
7416                1802  South Cannon Blvd.        Cabarrus              28081
                          Kannapolis, NC
7531                5320  James Madison Pkwy.       Chesterfield          22485
                          King George, VA
7545                9279  W. 159th St.              Cook                  60477
                          Orland Hills,IL
7559                2903  Raeford Road              Cumberland            28304
                          Fayetteville, NC
7560               13348  Washington Ave.           Racine                53177
                          Mt. Pleasant, WI
7584               11321  Polo Place                Henrico               23113
                          Midlothian, VA
7609                8801  Staples Mill Road         Henrico               23228
                          Richmond, VA
7626                1305  S. 5th St. (Hwy 119)      Alamance              27302
                          Mebane, NC
7627                 700  E. Church Street          Johnston              27504
                          Benson, NC
7671                5050  Factory Shops, Blvd.F-10  Douglas               80104
                          Castle Rock, CO
7673                1750  N. Harlem Ave             Cook                  60635
                          Elmwood Park, IL
7674                2000  W. 47th                   Cook                  60609
                          Chicago, IL
7699                 900  Bland Avenue              Hanover               23602
                          Newport News, VA
7751                4868  Houston Road              Boone                 41042
                          Florence, KY
7793                5431  Highway 136               Dade                  30752
                          Trenton, GA
7923               10142  Kings Dominion Blvd.      Henrico               23047
                          Doswell, VA
7957                3430  E. Franklin Blvd.         Gaston                28054
                          Gastonia, NC
8089                1241  Laura Village Drive       Wake                  27502
                          Apex, NC
8130                2900  South 6th Street          Sangamon              62703
                          Springfield, IL
8133                  75  W Northwest Hwy.          Cook                  60067
                          Palatine, IL
8134                8549  Winton Road               Hamilton              45231
                          Cincinnati, OH
8144                3432  Madison Pike              Kenton                41017
                          Ft. Wright, KY
8189                3720  Alexandria Pike           Campbell              41076
                          Cold Spring, KY
8247                1144  Boughton                  Will                  60440
                          Bolingbrook, IL
8399                5015  Glenway Avenue            Cincinnati            45238
                          Cincinnati, OH
8435                3100  Dallas-High Shoals Rd.    Gaston                28034
                          Dallas, NC

8440                  15800  Bell Road                             Will                            60441
                             Lockport, IL
8483                    418  Market Square                         Mason                           41056
                             Maysville, KY
8528                   9427  Colerain Avenue                       Hamilton                        45251
                             Cincinnati, OH
8619                   1911  W. Franklin Blvd.                     Gaston                          28052
                             Gastonia, NC
8738                   2196  Hospital Drive                        Cincinnati                      45103
                             Batavia, OH
8817                    200  Market Street                         Gaston                          28032
                             Cramerton, NC
8884                    101  Commerce Parkway                      Johnston                        27529
                             Garner, NC
8980                    501  Hwy. 27 South                         Gaston                          28164
                             Stanley, NC
9020                   3200  Northfield Drive                      Sangamon                        62702
                             Springfield, IL
9053                   1709  Lake Wheeler Road                     Wake                            27603
                             Raleigh, NC
9064                    160  Route 338                             Boone                           41094
                             Walton, KY
9151                   1652  Cardinal Dr. West                     Jefferson                       77705
                             Beaumont, TX
9219                  10097  Brook Road                            Henrico                         23060
                             Glen Allen, VA
9220                Route 1  Box 40B                               No. Hampton                     27831
                             Garysburg, NC
9280                   1750  County Highway B                      Portage                         54467
                             Plover, WI
9428                   1020  E. Church Street                      Gaston                          28021
                             Cherryville, NC
9466                   10 A  East Northbrook Dr.                   Grundy                          60420
                             Dwight, IL
9486                    340  W. 167th Street                       Cook                            60426
                             Harvey,IL
9627                  10257  S. Harlem Avenue                      Cook                            60415
                             Chicago Ridge, IL
9653                   4829  Hope Valley Road                      Durham                          27707
                             Durham, NC
9711                    172  W. Van Buren                          Cook                            60604
                             Chicago, IL
9715                   5410  South 6th Street                      Houghton                        49913
                             Calumet, MI
9777                   9990  Harrison Avenue                       Hamilton                        45030
                             Harrison, OH
9779                   3349  East Main Street                      Lincoln                         54452
                             Merrill, WI
9821                   5025  Ramsey Street                         Cumberland                      28311
                             Fayetteville, NC
9831                    101  West Wall Street                      Vilas                           54521
                             Eagle River, WI
9906                   4545  W. 95th Street                        Cook                            60453
                             Oak Lawn, IL

9923                   8650  State Road                            Cook                            60459
                             Burbank, IL
9996                    170  W. Washington                         Cook                            60602
                             Chicago, IL
10310                  1950  South Stephenson Ave                  Dickinson                       49801
                             Iron Mountain, MI
10345                  3141  S. Ashland Avenue                     Cook                            60608
                             Chicago, IL
10359                  8703  Blumenstein Road                      Oneida                          54548
                             Minocqua, WI
10366                  4060  South Pulaski Rd.                     Cook                            60632
                             Chicago, IL
10393                  8526  West Ogden Avenue                     Cook                            60534
                             Lyons, IL
10408                  7768  U.S. Route 36                         Delaware                        43074
                             Sunbury,OH
10574                  3401  Amnicola Highway                      Hamilton                        37406
                             Chattanooga, TN
10629                  1115  Copperfield Blvd.                     Cabarrus                        28027
                             Concord, NC
10648                  2217  Hamilton Place Blvd.                  Hamilton                        37421
                             Chattanooga, TN
10666                   134  Hwy. 16 South                         Lincoln                         28037
                             Denver, NC
10795                  5605  Little Debbie Hwy.                    Hamilton                        37363
                             Ooltewah, TN
10830                  3180  Hwy. 127 South                        Catawba                         28602
                             Hickory, NC
10852                  3107  Highway 227                           Carroll                         41008
                             Carrollton, KY
10886                  4747  W. 79th Street                        Cook                            60652
                             Chicago, IL
10892                  2110  Union Road                            Gaston                          28054
                             Gastonia, NC
10896                  1410  East Colverland Dr.                   Iron                            49938
                             Ironwood, MI
10944                   169  Turnersburg Hwy.                      Iredell                         28677
                             Statesville, NC
10953              W63 N170  Washington Ave.                       Ozaukee                         53012
                             Cedarsburg, WI
10996                  2901  S. Grand East                         Sangamon                        62703
                             Springfield, IL
11072                   230  Broad St. (Trolley Barn)              Hamilton                        37402
                             Chattanooga, TN
11164                  1275  Hamilton-Lebanon Rd.                  Warren                          45050
                             Monroe, OH
11207                  6615  Beechmont Ave.                        Hamilton                        45230
                             Cincinnati, OH
11228                  1250  Toronto Road                          Sangamon                        62707
                             Springfield, IL
11321                  2889  East New York St.                     DuPage                          60505
                             Aurora, IL
11344                  3500  Jefferson Avenue                      N/A                             23607
                             Newport News, VA

11464                  2245  IH-10 South                           Jefferson                       77706
                             Beaumont,TX
11671                   122  Lake Shore Dr. East                   Ashland                         54806
                             Ashland, WI
11716                  2040  W. Ryan Rd.                           Milwukee                        53154
                             Oak Creek, WI
11778                  8455  U.S. 42                               Boone                           41042
                             Florence, KY
11816                 10654  Highway 903                           Halifax                         27839
                             Halifax, NC
11880                 10558  Loveland Maderia Rd.                  Hamilton                        45140
                             Loveland, OH
11892                 41869  North Highway 41                      DuPage                          60083
                             Wadsworth, IL
11903                   725  Highway 24 West                       Iroquois                        60938
                             Gilman, IL
11913                  1097  Engle Avenue                          Hamilton                        37421
                             Chattanooga, TN
11916                   433  North Main Street                     Lancaster                       22482
                             Kilmarnock, VA
11967               2401-07  West Ogden Avenue                     Cook                            60608
                             Chicago, IL
11983                  2250  Highway 62                            Orange                          77632
                             Orange, TX
12002                 10180  Dayton Pike                           Hamilton                        37379
                             Soddy Daisy, TN
12015                  1201  Gulfway Drive                         Jefferson                       77640
                             Port Arthur,TX
12039                   101  Stratford Drive                       Lincoln                         28092
                             Lincolnton, NC
12048                  2790  Hickory Blvd.                         Caldwell                        28638
                             Hudson, NC
12111                   160  New Highway 68                        Hamilton                        37874
                             Sweetwater, TN
12112                  4810  Rossville Boulevard                   Hamilton                        37407
                             Chatanooga, TN
12115                  1290  Normantown Road                       Will                            60446
                             Romeoville, IL
12135                   355  Violet Road                           Grant                           41030
                             Crittenden, KY
12209                   649  E. State Street                       N/A                             45121
                             Georgetown, OH
12259                  7011  Raeford Road                          Cumberland                      28304
                             Fayetteville, NC
12342                 11452  State Route 41                        Adams                           45693
                             West Union, OH
12459                  7621  West Rawson Avenue                    Milwaukee                       55132
                             Franklin, WI
12478                  1175  West Fond du Lac Road                 Fond du lac                     54971
                             Ripon, WI
12481                  2549  North Bend Road                       Boone                           41048
                             Hebron,KY
12598                   638  South Reilly Road                     Cumberland                      28314
                             Fayetteville, NC

12600                   916  Great Bridge Blvd.                    Norfolk                         23320
                             Chesapeake, VA
12813                  1816  Patrick Drive                         Boone                           41005
                             Burlington, KY
12889                  1281  Main Street                           Weld                            80550
                             Windsor, Co
12915                  4600  Monticello Avenue                     James City                      23185
                             Williamsburg,VA
12973                   520  East 58th Avenue                      Adams                           80216
                             Denver, CO
13041                   630  Mulhauser Road                        Norfolk                         45069
                             West Chester, OH
13128                   330  L'Anse Avenue                         Baraga                          49946
                             L'Anse, MI
13133                  3005  North Oxford Street                   Catawba                         28610
                             Claremont, NC
13175                  2543  Spring Road N.E.                      Catawba                         28601
                             Hickory, NC
13219                   401  Cedar Commons                         N/A                             23320
                             Chesapeake, VA
13258                  2640  Prarie Crossing                       Sangamon                        62707
                             Springfield, IL
13295                  6678  John Hudgins Drive                    Gloucester                      23061
                             Gloucester, VA
13309                 25215  State Route 41                        Adams                           45660
                             Peebles, OH
13358                  2300  S. MacArthur Blvd.                    Sangamon                        62707
                             Springfield, IL
13397                 10601  Springfield Pike                      Hamilton                        45215
                             Woodlawn, OH
13464                  2001  E. Pembroke Avenue                    N/A                             23664
                             Hampton, VA
13465                  3339  N. Armistead Avenue                   N/A                             23666
                             Hampton, VA
13550                   300  West North Avenue                     DuPage                          60185
                             West Chicago, IL
13600                  3541  Reading Road                          Hamilton                        45229
                             Cincinnati, OH